POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.

                                          TRICON Global Restaurants, Inc.



                                    By:   /s/ Lawrence F. Dickie
                                          --------------------------------
                                          Lawrence F. Dickie
                                          Vice President and Secretary

                                POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.




                                    By:    /s/ John T. Cahill
                                          ----------------------------
                                          John T. Cahill
                                          Vice President and Director

                                POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.




                                    By:   /s/ Robert L. Carleton
                                          ---------------------------
                                          Robert L. Carleton
                                          Vice President and Controller
                                          (Chief Accounting Officer)

                                POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.




                                    By:   /s/ Lawrence F. Dickie
                                          --------------------------
                                          Lawrence F. Dickie
                                          Vice President, Secretary
                                            and Director

                                POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.




                                    By:   /s/ Robert C. Lowes
                                          ------------------------
                                          Robert C. Lowes
                                          Chief Financial Officer

                                POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.




                                    By:   /s/ Karl M. von der Heyden
                                          ---------------------------
                                          Karl M. von der Heyden
                                          Director and Chief
                                          Executive Officer

                                POWER OF ATTORNEY


      TRICON Global Restaurants, Inc. ("TRICON") and the undersigned, an officer or director, or both of TRICON, do hereby appoint R. Scott Toop, its, his or her true and lawful attorney-in-fact to execute on behalf of TRICON and the undersigned the following documents and any and all amendments thereto (including post-effective amendments):

(i) A Registration Statement relating to the offer and sale of shares of TRICON Common Stock under the TRICON Sharepower Stock Option Plan;

(ii) A Registration Statement covering the offer and sale of shares of TRICON Common Stock under the TRICON Long Term Savings Program;

(iii) A Registration Statement pertaining to the offer and sale of TRICON Common Stock under the TRICON Long-Term Incentive Plan;

(iv) A Registration Statement relating to the obligations of TRICON under the Restaurant Deferred Compensation Plan;

(v) A Registration Statement relating to the obligations of TRICON under the TRICON Executive Income Deferral Program; and

(vi) all other applications, reports, registrations, information, documents and instruments filed or required to be filed by TRICON with the Securities and Exchange Commission, any stock exchanges or any governmental official or agency in connection with the listing, registration or approval of TRICON Common Stock, other securities, or the offer and sale thereof, or in order to meet TRICON's reporting requirements to such entities or persons;

and to file the same, with all exhibits thereto and other documents in connection therewith.

IN WITNESS THEREOF, the undersigned has executed this instrument on September 26, 1997.




                                    By:   /s/ Andrall Pearson
                                          ----------------------
                                          Andrall Pearson
                                          Chairman of the Board
                                          and Director